EXHIBIT 1.01

Interlink Electronics

Conflict Minerals Report 2021

Calendar Year 2021

INTERLINK ELECTRONICS, INC.

Conflict Minerals Report
For the Calendar Year Ended December 31, 2021

1.	Introduction

This Conflict Minerals Report of Interlink Electronics, Inc. has been prepared in accordance with Rule 13p-1 adopted by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934 (“Rule 13p-1” or the “SEC Final Rule”)1 for the reporting period January 1, 2021 to December 31, 2021 (the “Reporting Period”). As used in this report and unless otherwise expressly stated or the context otherwise requires, all references to “Interlink,” “we,” “our,” “Company” and similar references are references to Interlink Electronics, Inc. and its consolidated subsidiaries.

The SEC Final Rule requires a three-step compliance process: the first step is determining the applicability of the rule; the second step is conducting a “reasonable country of origin inquiry” (“RCOI”) to determine whether or not there is reason to believe that tin, tungsten, tantalum or gold (“3TG”), also referred to as conflict minerals, present in the company’s products originated from the Democratic Republic of Congo or adjoining countries (collectively, the “Covered Countries”) or are from recycled or scrap sources; and if so, the third step is conducting due diligence to determine the source and origin of those conflict minerals based on the facilities (smelter or refiners, referred to herein as “SORs”) in which they were processed. Companies requiring due diligence must use a nationally or internationally recognized standard such as the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas2 to meet the SEC regulatory requirements.

The first step in SEC Final Rule compliance is examining rule applicability to Interlink’s activities. According to the SEC Final Rule, there are four decision criteria: (1) whether the organization files reports with the SEC under Sections 13(a) or 15(d) of the Exchange Act; (2) whether the organization manufactures or contracts to manufacture products; (3) whether conflict minerals are “necessary to the functionality” or “necessary to the production” of such products; and (4) whether the necessary conflict minerals were outside the supply chain prior to January 31, 2013.3

Interlink engaged a third-party consulting firm, Source Intelligence (sourceintelligence.com), to assist with the collection of information about the presence and sourcing of conflict minerals used in the products and components supplied to us. We provided a list of Tier 1 suppliers determined to be in-scope for regulatory purposes to Source Intelligence. Based on Interlink’s influence over the manufacturing process (i.e., meeting the manufacture or contract to manufacture definitions in Rule 13p-1) and potential use of 3TG, these suppliers were engaged following the RCOI process described below.

2.	Company Overview

Interlink designs, develops, manufactures, and sells a range of force-sensing and related technologies that incorporate our proprietary materials technology, firmware, and software into a portfolio of standard sensor-based products and custom sensor-system solutions. These include sensor components, subassemblies, modules, and products that support effective, efficient cursor control and novel three-dimensional user inputs. Our human machine interface technology platforms are deployed in a wide range of markets including consumer electronics, automotive, industrial, and medical.

1 Securities and Exchange Commission, 17 CFR Parts 240 and 249b, http://www.sec.gov/rules/final/2012/34-67716.pdf.

2 OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, http://www.oecd.org/daf/inv/mne/GuidanceEdition2.pdf.

3 Conflict minerals are considered “outside the supply chain” if they were smelted or refined or were outside of a covered country prior to January 31, 2013.

Interlink Electronics Inc. Conflict Minerals Report 2021

3.	Conflict Minerals Policy

We have adopted a Conflict Minerals Policy that states our commitment to ethical business conduct and the responsible sourcing of minerals throughout our global supply chain. The Conflict Minerals Policy is available on our website at www.interlinkelectronics.com under “About Us - Environment and Sustainability.”

4.	Supply Chain and Reasonable Country of Origin Inquiry

We determined that certain conflict minerals are necessary to the functionality of one or more of our products that we manufactured or had manufactured during the Reporting Period, and thus conducted a reasonable country of origin inquiry to determine whether any conflict minerals necessary to the functionality or production of such products originated in the Covered Countries or are from recycled or scrap sources. We established an internal team responsible for the reasonable country of origin inquiry, which included employees involved with material procurement.

We contract with numerous suppliers that contribute to the manufacture of our products, and are several levels removed from the smelters or refiners that process the minerals used in our products and from the mines of origin for those minerals. Interlink does not purchase raw ore or unrefined conflict minerals, and we made no purchases in the Covered Countries. As a result, in conducting our RCOI, we necessarily relied upon our suppliers to provide conflict minerals sourcing information and identify those SORs that represent the sources of conflict minerals in our supply chain.

4.1       Reasonable Country of Inquiry Process

The RCOI began with an evaluation of our suppliers who provided materials, components or products that became part of products we manufactured or contracted to be manufactured in 2021 that contained or were likely to contain conflict minerals necessary to the production or functionality of those products.

A total of 33 Tier 1 suppliers (the “Identified Suppliers”) were identified as in-scope for conflict mineral regulatory purposes and contacted as part of the RCOI process conducted by Source Intelligence. The response rate among these suppliers was 85%.

Interlink Electronics Inc. Conflict Minerals Report 2021

Each of the Identified Suppliers was contacted by introductory email containing a registration and survey request link for an on-line data collection platform. The Identified Suppliers were asked to provide information about the presence and sourcing of conflict minerals used in the products and components supplied to Interlink, with the ultimate objective of identifying sources for any conflict minerals, the SORs and the associated mine countries of origin. To collect this information, the Conflict-Free Sourcing Initiative’s (“CFSI”) Conflict Minerals Reporting Template (“CMRT”), versions 6.0 or higher was used. If an Identified Supplier failed to respond to our request for information or provided an incomplete or insufficient response, we sent follow-up inquiries requesting a complete response. In addition, supplier responses were evaluated for plausibility, consistency and gaps, and Identified Suppliers were contacted if any of the following quality control issues were identified:

•	One or more SORs were listed for an unused metal;

•	SOR information was not provided for a used metal, or SOR information provided was not a verified metal processor;

•	The supplier answered yes to sourcing from the Covered Countries, but none of the SORs listed are known to source from the region;

•	The supplier indicated that they had not received conflict minerals data for each metal from all relevant suppliers;

•	The supplier indicated that they had not identified all of the SORs used for the products included in the declaration scope;

•	The supplier indicated that they had not provided all applicable SOR information received; or

•	The supplier indicated 100% of the conflict minerals for products covered by the declaration originated from scrap/recycled sources, but one or more SORs listed are not known to be exclusive recyclers.

4.2       Survey Responses

Of the Identified Suppliers that responded to our RCOI, ten (or 36%) indicated one or more of the 3TG regulated metals as necessary to the functionality or production of the products they supply to Interlink. Based on Source Intelligence’s smelter/refiner database4, and as shown in the CMCP Data Summary provided, there was an indication of sourcing from a Covered Country for 50 out of 328 verified smelters/refiners. Of these, 49 were certified as “conflict free” by either Responsible Minerals Assurance Process (RMAP) or London Bullion Market Association (LBMA) and only one was not so certified. In addition to the 328 known SORs, there were an additional 51 SORs that were identified in our supply chain that were not on Source Intelligence’s smelter/refiner database. Of these 51 SORs, eight were identified as in process of being verified and certified, 39 were verified as inactive, two were identified as non-processors, and two were identified as active but the wrong metal was reported in the CMRT provided by the supplier.

4 Source Intelligence maintains a smelter/refiner database to document which companies are known metal processors (i.e., verified), which companies are exclusive recyclers, mine country of origin information, and DRC conflict-free certification status. Source Intelligence collects SOR data submitted by suppliers via CMRTs and compares it against its existing database. Supplier responses listing entities that are not verified smelters/refiners are flagged and suppliers are asked for further clarification.

Interlink Electronics Inc. Conflict Minerals Report 2021

Consequently, Interlink has concluded that certain of its products in calendar year 2021 contain conflict minerals that may have originated in the Covered Countries and were not from scrap or recycled sources.

For those supply chains with SORs that are known or thought to be sourcing conflict minerals in the Covered Countries, additional investigation is needed to determine the source and chain-of-custody of the conflict minerals. For this reason, and because only 85% of the Identified Suppliers responded to our RCOI request for information, we are unable to determine whether any conflict minerals in products that we manufactured or had manufactured in 2021 financed or benefited armed groups in a Covered Country. However, of the 50 SORs that have been identified all but one has been certified “conflict free” by a third party audit.

4.3       Due Diligence

For those supply chains with SORs that are known or thought to be sourcing from a Covered Country, additional investigation is needed to determine the source and chain-of-custody of the regulated metals. We used the following internationally accepted audit standards to determine which SORs are considered “conflict free”: the CFSI Conflict-Free Smelter Program, the London Bullion Market Association Good Delivery Program and the Responsible Jewelry Council Chain-of-Custody Certification. Our partner, Source Intelligence, has become an official vendor member of the Conflict-Free Sourcing Initiative (CFSI) to further facilitate the exchange of supply chain data and technical information in the quest for global ethical sourcing of materials. This membership provides Source Intelligence access to the following working groups: Engage with the CMRT Development Team, Smelter Engagement Team, Smelter Data Management Team, CFSI Stakeholders Call, and CFSI Plenary.

If the SOR is not certified by these internationally recognized schemes, Source Intelligence attempts to contact the SOR to gain more information about their sourcing practices, including countries of origin and transfer, and whether there are any internal due diligence procedures in place or other processes the SOR takes to track the chain-of-custody on the source of its mineral ores. Relevant information to review includes: whether the SOR has a documented, effective and communicated conflict-free policy, an accounting system to support a mass balance of materials processed, and traceability documentation. Internet research is also performed to determine whether there are any outside sources of information regarding the SOR’s sourcing practices. Up to three contact attempts are made by Source Intelligence to SORs to gather information on mine country of origin and sourcing practices.

4.4       SOR Summary

In response to our RCOI, our responding suppliers identified 328 SORs in their CMRTs which may have processed conflict minerals contained in materials, components or products provided to us. A list of these SORs is set forth in Annex I. We cross-referenced these SORs against the list of facilities that have received a “conflict free” designation from the Conflict-Free Smelter Program (“CFSP”) and its cross-recognized programs (e.g., the Responsible Jewelry Council and the London Bullion Market Association), whose designations provide country of origin and additional due diligence information on the conflict minerals sourced by such facilities. Of these 328 identified SORs only 50 SORs were identified as sourcing from Covered Countries, as of April 8th, 2022. Of these 50 SORs sourcing from Covered Countries, only one was not certified as “conflict free.” A list of these is set forth in Annex II. As summary of these findings is as follows:

•	50 SORs were identified as sourcing from Covered Countries;

Interlink Electronics Inc. Conflict Minerals Report 2021

•	49 of these SORs have received a “conflict free” designation from the CFSP and are considered “compliant”;

•	One of these SORs was not certified as “conflict free”. This SOR is in the Russian Federation.

•	An additional 51 SORs were identified that are not on the known Source Intelligence smelter/refiner database.

•	Of these 51 SORs, 39 are verified inactive, two were not processors as defined in the legislation, two were identified as processing the incorrect metal and the remaining eight were in the process of being verified and certified.

Under the CFSP’s standards, “compliant” means a facility has been audited and found to be compliant with the relevant CFSP protocol; and “active” means a facility that is engaged in the program but has not yet been found to be compliant.

Annex III provides a list of the 90 countries from which 3TG materials have been sourced that may have been used in the manufacture of Interlink products.

5.       Risk Mitigation Efforts

Interlink believes that the necessary conflict minerals contained in our products originate from the countries listed in Annex III below, as well as from recycled and scrap sources.

Interlink intends to undertake the following additional steps to continue to mitigate any possible risk that the necessary conflict minerals in our products could benefit armed groups in the Covered Countries:

•	Encourage Identified Suppliers to provide additional, product-level information through ongoing communications with them;

•	Engage Identified Suppliers that provided incomplete responses, or failed to provide a response, for the Reporting Period to ensure that such suppliers provide a complete response for the calendar year ended December 31, 2022;

•	Continue to conduct and report annually on supply chain RCOI for the applicable conflict minerals;

•	Continue to refine our risk management strategy based on the results of our RCOI efforts; and

•	Communicate to any new suppliers our expectations with respect to conflict minerals, including through delivery of our Supplier Quality Manual; SQS 2002, Conflict Minerals Policy and our supplier qualification and assessment process.

Interlink Electronics Inc. Conflict Minerals Report 2021

Annex I

SMELTERS AND REFINERS IN SUPPLY CHAIN

(See Attached)

Interlink Electronics Inc. Conflict Minerals Report 2021

328 Smelters Or Refiners (SORs) Reported In Interlinks Supply Chain For 2021

Metal	Official Smelter Name	RMI Smelter ID	Smelter Country
Gold	Matsuda Sangyo Co., Ltd.	CID001119	Japan
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	CID002779	Austria
Gold	Singway Technology Co., Ltd.	CID002516	Taiwan
Gold	8853 S.p.A.	CID002763	Italy
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	CID001161	Mexico
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	CID001756	Russian Fed
Gold	Solar Applied Materials Technology Corp.	CID001761	Taiwan
Gold	Metal Concentrators SA (Pty) Ltd.	CID003575	South Africa
Gold	Refinery of Seemine Gold Co., Ltd.	CID000522	China
Gold	Advanced Chemical Company	CID000015	United States
Gold	Metalor Technologies (Hong Kong) Ltd.	CID001149	China
Gold	Metalor Technologies (Singapore) Pte., Ltd.	CID001152	Singapore
Gold	Metalor Technologies (Suzhou) Ltd.	CID001147	China
Gold	Metalor Technologies S.A.	CID001153	Switzerland
Gold	Metalor USA Refining Corporation	CID001157	United States
Gold	Asahi Refining Canada Ltd.	CID000924	Canada
Gold	Aida Chemical Industries Co., Ltd.	CID000019	Japan
Gold	Geib Refining Corporation	CID002459	United States
Gold	Degussa Sonne / Mond Goldhandel GmbH	CID002867	Germany
Gold	L'Orfebre S.A.	CID002762	Andorra
Gold	Al Etihad Gold Refinery DMCC	CID002560	UAE
Gold	Pease & Curren	CID002872	United States
Gold	SAAMP	CID002761	France
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	CID000035	Germany
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	CID000041	Uzbekistan
Gold	Sudan Gold Refinery	CID002567	Sudan
Gold	Mitsubishi Materials Corporation	CID001188	Japan
Gold	Mitsui Mining and Smelting Co., Ltd.	CID001193	Japan
Gold	MMTC-PAMP India Pvt., Ltd.	CID002509	India
Gold	Sumitomo Metal Mining Co., Ltd.	CID001798	Japan

Interlink Electronics Inc. Conflict Minerals Report 2021

Metal	Official Smelter Name	RMI Smelter ID	Smelter Country
Gold	Morris and Watson	CID002282	New Zealand
Gold	Moscow Special Alloys Processing Plant	CID001204	Russian Fed
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	CID000058	Brazil
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	CID001220	Turkey
Gold	Guangdong Jinding Gold Limited	CID002312	China
Gold	T.C.A S.p.A	CID002580	Italy
Gold	African Gold Refinery	CID003185	Uganda
Gold	Argor-Heraeus S.A.	CID000077	Switzerland
Gold	Asahi Pretec Corp.	CID000082	Japan
Gold	Asaka Riken Co., Ltd.	CID000090	Japan
Gold	Bangalore Refinery	CID002863	India
Gold	Navoi Mining and Metallurgical Combinat	CID001236	Uzbekistan
Gold	Tanaka Kikinzoku Kogyo K.K.	CID001875	Japan
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	CID000103	Turkey
Gold	GCC Gujrat Gold Centre Pvt. Ltd.	CID002852	India
Gold	Aurubis AG	CID000113	Germany
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CID000773	China
Gold	Nihon Material Co., Ltd.	CID001259	Japan
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	CID000128	Philippines
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CID000671	China
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CID001909	China
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CID001916	China
Gold	International Precious Metal Refiners	CID002562	UAE
Gold	QG Refining, LLC	CID003324	United States
Gold	LT Metal Ltd.	CID000689	Korea, Rep of
Gold	Heimerle + Meule GmbH	CID000694	Germany
Gold	Planta Recuperadora de Metales SpA	CID002919	Chile
Gold	Heraeus Metals Hong Kong Ltd.	CID000707	China
Gold	Boliden AB	CID000157	Sweden
Gold	Heraeus Precious Metals GmbH & Co. KG	CID000711	Germany
Gold	Tokuriki Honten Co., Ltd.	CID001938	Japan

Interlink Electronics Inc. Conflict Minerals Report 2021

Metal	Official Smelter Name	RMI Smelter ID	Smelter Country
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CID001947	China
Gold	TOO Tau-Ken-Altyn	CID002615	Kazakhstan
Gold	K.A. Rasmussen	CID003497	Norway
Gold	Torecom	CID001955	Korea, Rep of
Gold	C. Hafner GmbH + Co. KG	CID000176	Germany
Gold	Ohura Precious Metal Industry Co., Ltd.	CID001325	Japan
Gold	OJSC Novosibirsk Refinery	CID000493	Russian Fed
Gold	Caridad	CID000180	Mexico
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	CID001326	Russian Fed
Gold	CCR Refinery - Glencore Canada Corporation	CID000185	Canada
Gold	Cendres + Metaux S.A.	CID000189	Switzerland
Gold	Umicore Precious Metals Thailand	CID002314	Thailand
Gold	Umicore S.A. Business Unit Precious Metals Refining	CID001980	Belgium
Gold	Hunan Chenzhou Mining Co., Ltd.	CID000767	China
Gold	PAMP S.A.	CID001352	Switzerland
Gold	United Precious Metal Refining, Inc.	CID001993	United States
Gold	Penglai Penggang Gold Industry Co., Ltd.	CID001362	China
Gold	HwaSeong CJ CO., LTD.	CID000778	Korea, Rep of
Gold	Chimet S.p.A.	CID000233	Italy
Gold	Valcambi S.A.	CID002003	Switzerland
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CID000801	China
Gold	Prioksky Plant of Non-Ferrous Metals	CID001386	Russian Fed
Gold	Chugai Mining	CID000264	Japan
Gold	PT Aneka Tambang (Persero) Tbk	CID001397	Indonesia
Gold	Western Australian Mint (T/a The Perth Mint)	CID002030	Australia
Gold	Ishifuku Metal Industry Co., Ltd.	CID000807	Japan
Gold	Istanbul Gold Refinery	CID000814	Turkey
Gold	Italpreziosi	CID002765	Italy
Gold	WIELAND Edelmetalle GmbH	CID002778	Germany
Gold	JALAN & Company	CID002893	India
Gold	Japan Mint	CID000823	Japan

Interlink Electronics Inc. Conflict Minerals Report 2021

Metal	Official Smelter Name	RMI Smelter ID	Smelter Country
Gold	CGR Metalloys Pvt Ltd.	CID003382	India
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CID002527	China
Gold	Dijllah Gold Refinery FZC	CID003348	UAE
Gold	Gold Coast Refinery	CID003186	Ghana
Gold	Sovereign Metals	CID003383	India
Gold	C.I Metales Procesados Industriales SAS	CID003421	Colombia
Gold	Jiangxi Copper Co., Ltd.	CID000855	China
Gold	PX Precinox S.A.	CID001498	Switzerland
Gold	Daye Non-Ferrous Metals Mining Ltd.	CID000343	China
Gold	Yamakin Co., Ltd.	CID002100	Japan
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CID000651	China
Gold	Rand Refinery (Pty) Ltd.	CID001512	South Africa
Gold	NH Recytech Company	CID003189	Korea, Rep of
Gold	Eco-System Recycling Co., Ltd. North Plant	CID003424	Japan
Gold	Eco-System Recycling Co., Ltd. West Plant	CID003425	Japan
Gold	DSC (Do Sung Corporation)	CID000359	Korea, Rep of
Gold	Asahi Refining USA Inc.	CID000920	United States
Gold	DODUCO Contacts and Refining GmbH	CID000362	Germany
Gold	Yokohama Metal Co., Ltd.	CID002129	Japan
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	CID000927	Russian Fed
Gold	Kundan Care Products Ltd.	CID003463	India
Gold	JSC Uralelectromed	CID000929	Russian Fed
Gold	JX Nippon Mining & Metals Co., Ltd.	CID000937	Japan
Gold	Shirpur Gold Refinery Ltd.	CID002588	India
Gold	AU Traders and Refiners	CID002850	South Africa
Gold	Kaloti Precious Metals	CID002563	UAE
Gold	Yunnan Copper Industry Co., Ltd.	CID000197	China
Gold	Augmont Enterprises Private Limited	CID003461	India
Gold	Kazakhmys Smelting LLC	CID000956	Kazakhstan
Gold	Emerald Jewel Industry India Limited (Unit 1)	CID003487	India
Gold	Kazzinc	CID000957	Kazakhstan

Interlink Electronics Inc. Conflict Minerals Report 2021

Metal	Official Smelter Name	RMI Smelter ID	Smelter Country
Gold	Royal Canadian Mint	CID001534	Canada
Gold	Emerald Jewel Industry India Limited (Unit 2)	CID003488	India
Gold	Emerald Jewel Industry India Limited (Unit 3)	CID003489	India
Gold	Emerald Jewel Industry India Limited (Unit 4)	CID003490	India
Gold	REMONDIS PMR B.V.	CID002582	Netherlands
Gold	Sai Refinery	CID002853	India
Gold	Sabin Metal Corp.	CID001546	United States
Gold	Modeltech Sdn Bhd	CID002857	Malaysia
Gold	Safimet S.p.A	CID002973	Italy
Gold	Kyshtym Copper-Electrolytic Plant ZAO	CID002865	Russian Fed
Gold	SAFINA A.S.	CID002290	Czech Republic
Gold	Kennecott Utah Copper LLC	CID000969	United States
Gold	KGHM Polska Miedz Spolka Akcyjna	CID002511	Poland
Gold	Dowa	CID000401	Japan
Gold	Samduck Precious Metals	CID001555	Korea, Rep of
Gold	Alexy Metals	CID003500	United States
Gold	Sancus ZFS (L’Orfebre, SA)	CID003529	Colombia
Gold	SAMWON METALS Corp.	CID001562	Korea, Rep of
Gold	Kojima Chemicals Co., Ltd.	CID000981	Japan
Gold	Abington Reldan Metals, LLC	CID002708	United States
Gold	Metallix Refining Inc.	CID003557	United States
Gold	Korea Zinc Co., Ltd.	CID002605	Korea, Rep of
Gold	Shandong Humon Smelting Co., Ltd.	CID002525	China
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CID002224	China
Gold	SAXONIA Edelmetalle GmbH	CID002777	Germany
Gold	Sellem Industries Ltd.	CID003540	Mauritania
Gold	MD Overseas	CID003548	India
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CID002243	China
Gold	Eco-System Recycling Co., Ltd. East Plant	CID000425	Japan
Gold	SEMPSA Joyeria Plateria S.A.	CID001585	Spain
Gold	Kyrgyzaltyn JSC	CID001029	Kyrgyzstan

Interlink Electronics Inc. Conflict Minerals Report 2021

Metal	Official Smelter Name	RMI Smelter ID	Smelter Country
Gold	L'azurde Company For Jewelry	CID001032	Saudi Arabia
Gold	Emirates Gold DMCC	CID002561	UAE
Gold	SungEel HiMetal Co., Ltd.	CID002918	Korea, Rep of
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CID001619	China
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CID001622	China
Gold	Lingbao Gold Co., Ltd.	CID001056	China
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CID001058	China
Gold	LS-NIKKO Copper Inc.	CID001078	Korea, Rep of
Gold	Fidelity Printers and Refiners Ltd.	CID002515	Zimbabwe
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CID001093	China
Gold	State Research Institute Center for Physical Sciences and Technology	CID003153	Lithuania
Gold	Marsam Metals	CID002606	Brazil
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CID001736	China
Gold	Fujairah Gold FZC	CID002584	UAE
Gold	Materion	CID001113	United States
Tantalum	Solikamsk Magnesium Works OAO	CID001769	Russian Fed
Tantalum	Metallurgical Products India Pvt., Ltd.	CID001163	India
Tantalum	Jiangxi Tuohong New Raw Material	CID002842	China
Tantalum	Mineracao Taboca S.A.	CID001175	Brazil
Tantalum	Global Advanced Metals Aizu	CID002558	Japan
Tantalum	Global Advanced Metals Boyertown	CID002557	United States
Tantalum	Mitsui Mining and Smelting Co., Ltd.	CID001192	Japan
Tantalum	NPM Silmet AS	CID001200	Estonia
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CID000616	China
Tantalum	TANIOBIS Co., Ltd.	CID002544	Thailand
Tantalum	TANIOBIS GmbH	CID002545	Germany
Tantalum	H.C. Starck Hermsdorf GmbH	CID002547	Germany
Tantalum	H.C. Starck Inc.	CID002548	United States
Tantalum	TANIOBIS Japan Co., Ltd.	CID002549	Japan
Tantalum	TANIOBIS Smelting GmbH & Co. KG	CID002550	Germany
Tantalum	Telex Metals	CID001891	United States

Interlink Electronics Inc. Conflict Minerals Report 2021

Metal	Official Smelter Name	RMI Smelter ID	Smelter Country
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CID001277	China
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CID002492	China
Tantalum	Ulba Metallurgical Plant JSC	CID001969	Kazakhstan
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CID000211	China
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CID000291	China
Tantalum	D Block Metals, LLC	CID002504	United States
Tantalum	XinXing Haorong Electronic Material Co., Ltd.	CID002508	China
Tantalum	QuantumClean	CID001508	United States
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CID000914	China
Tantalum	Jiujiang Tanbre Co., Ltd.	CID000917	China
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CID002506	China
Tantalum	Resind Industria e Comercio Ltda.	CID002707	Brazil
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CID001522	China
Tantalum	KEMET Blue Metals	CID002539	Mexico
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CID002512	China
Tantalum	Taki Chemical Co., Ltd.	CID001869	Japan
Tantalum	Exotech Inc.	CID000456	United States
Tantalum	F&X Electro-Materials Ltd.	CID000460	China
Tantalum	AMG Brasil	CID001076	Brazil
Tantalum	FIR Metals & Resource Ltd.	CID002505	China
Tin	Melt Metais e Ligas S.A.	CID002500	Brazil
Tin	Soft Metais Ltda.	CID001758	Brazil
Tin	Metallic Resources, Inc.	CID001142	United States
Tin	Metallo Belgium N.V.	CID002773	Belgium
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CID000228	China
Tin	HuiChang Hill Tin Industry Co., Ltd.	CID002844	China
Tin	Gejiu Kai Meng Industry and Trade LLC	CID000942	China
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CID000538	China
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CID001908	China
Tin	Mineracao Taboca S.A.	CID001173	Brazil
Tin	Minsur	CID001182	Peru

Interlink Electronics Inc. Conflict Minerals Report 2021

Metal	Official Smelter Name	RMI Smelter ID	Smelter Country
Tin	Alpha	CID000292	United States
Tin	Mitsubishi Materials Corporation	CID001191	Japan
Tin	An Vinh Joint Stock Mineral Processing Company	CID002703	Viet Nam
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CID003116	China
Tin	Jiangxi New Nanshan Technology Ltd.	CID001231	China
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	CID002573	Viet Nam
Tin	Thaisarco	CID001898	Thailand
Tin	PT Bangka Serumpun	CID003205	Indonesia
Tin	Pongpipat Company Limited	CID003208	Myanmar
Tin	Tin Technology & Refining	CID003325	United States
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CID003356	China
Tin	PT Rajawali Rimba Perkasa	CID003381	Indonesia
Tin	Novosibirsk Processing Plant Ltd.	CID001305	Russian Fed
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	CID001314	Thailand
Tin	O.M. Manufacturing Philippines, Inc.	CID002517	Philippines
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	CID002574	Viet Nam
Tin	Operaciones Metalurgicas S.A.	CID001337	Bolivia
Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	CID002834	Viet Nam
Tin	Ma'anshan Weitai Tin Co., Ltd.	CID003379	China
Tin	China Tin Group Co., Ltd.	CID001070	China
Tin	PT Aries Kencana Sejahtera	CID000309	Indonesia
Tin	PT Artha Cipta Langgeng	CID001399	Indonesia
Tin	PT ATD Makmur Mandiri Jaya	CID002503	Indonesia
Tin	PT Babel Inti Perkasa	CID001402	Indonesia
Tin	PT Babel Surya Alam Lestari	CID001406	Indonesia
Tin	PT Belitung Industri Sejahtera	CID001421	Indonesia
Tin	PT Bukit Timah	CID001428	Indonesia
Tin	White Solder Metalurgia e Mineracao Ltda.	CID002036	Brazil
Tin	CRM Synergies	CID003524	Spain
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CID003397	China
Tin	PT Mitra Stania Prima	CID001453	Indonesia

Interlink Electronics Inc. Conflict Minerals Report 2021

Metal	Official Smelter Name	RMI Smelter ID	Smelter Country
Tin	PT Panca Mega Persada	CID001457	Indonesia
Tin	PT Timah Nusantara	CID001486	Indonesia
Tin	PT Prima Timah Utama	CID001458	Indonesia
Tin	PT Refined Bangka Tin	CID001460	Indonesia
Tin	PT Sariwiguna Binasentosa	CID001463	Indonesia
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	CID003410	China
Tin	CV Venus Inti Perkasa	CID002455	Indonesia
Tin	PT Stanindo Inti Perkasa	CID001468	Indonesia
Tin	PT Sukses Inti Makmur	CID002816	Indonesia
Tin	Precious Minerals and Smelting Limited	CID003409	India
Tin	Luna Smelter, Ltd.	CID003387	Rwanda
Tin	PT Timah Tbk Mentok	CID001482	Indonesia
Tin	PT Timah Tbk Kundur	CID001477	Indonesia
Tin	PT Tinindo Inter Nusa	CID001490	Indonesia
Tin	PT Tirus Putra Mandiri	CID002478	Indonesia
Tin	PT Tommy Utama	CID001493	Indonesia
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CID003190	China
Tin	PT Mitra Sukses Globalindo	CID003449	Indonesia
Tin	Resind Industria e Comercio Ltda.	CID002706	Brazil
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CID002158	China
Tin	Yunnan Tin Company Limited	CID002180	China
Tin	Rui Da Hung	CID001539	Taiwan
Tin	Modeltech Sdn Bhd	CID002858	Malaysia
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	CID003486	Brazil
Tin	Dowa	CID000402	Japan
Tin	PT Menara Cipta Mulia	CID002835	Indonesia
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy JS Company	CID002572	Viet Nam
Tin	Super Ligas	CID002756	Brazil
Tin	Metallo Spain S.L.U.	CID002774	Spain
Tin	EM Vinto	CID000438	Bolivia
Tin	Estanho de Rondonia S.A.	CID000448	Brazil

Interlink Electronics Inc. Conflict Minerals Report 2021

Metal	Official Smelter Name	RMI Smelter ID	Smelter Country
Tin	Fenix Metals	CID000468	Poland
Tin	Magnu's Minerais Metais e Ligas Ltda.	CID002468	Brazil
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CID000555	China
Tin	Malaysia Smelting Corporation (MSC)	CID001105	Malaysia
Tungsten	A.L.M.T. TUNGSTEN Corp.	CID000004	Japan
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	CID002645	China
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CID000875	China
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CID002315	China
Tungsten	ACL Metais Eireli	CID002833	Brazil
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CID002494	China
Tungsten	Moliren Ltd.	CID002845	Russian Fed
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CID002830	China
Tungsten	Global Tungsten & Powders Corp.	CID000568	United States
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CID000218	China
Tungsten	Asia Tungsten Products Vietnam Ltd.	CID002502	Viet Nam
Tungsten	H.C. Starck Tungsten GmbH	CID002541	Germany
Tungsten	Niagara Refining LLC	CID002589	United States
Tungsten	TANIOBIS Smelting GmbH & Co. KG	CID002542	Germany
Tungsten	KGETS CO., LTD.	CID003388	Korea, Rep of
Tungsten	Masan Tungsten Chemical LLC (MTC)	CID002543	Viet Nam
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CID000766	China
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CID000769	China
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CID002513	China
Tungsten	Hydrometallurg, JSC	CID002649	Russian Fed
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CID000258	China
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	CID000281	China
Tungsten	Japan New Metals Co., Ltd.	CID000825	Japan
Tungsten	China Molybdenum Co., Ltd.	CID002641	China
Tungsten	Fujian Ganmin RareMetal Co., Ltd.	CID003401	China
Tungsten	Wolfram Bergbau und Hutten AG	CID002044	Austria
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	CID003408	Russian Fed

Interlink Electronics Inc. Conflict Minerals Report 2021

Metal	Official Smelter Name	RMI Smelter ID	Smelter Country
Tungsten	Lianyou Metals Co., Ltd.	CID003407	Taiwan
Tungsten	Jingmen Dewei GEM Tungsten Resources Recycling Co., Ltd.	CID003417	China
Tungsten	NPP Tyazhmetprom LLC	CID003416	Russian Fed
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CID002551	China
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CID002320	China
Tungsten	Xiamen Tungsten Co., Ltd.	CID002082	China
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CID002321	China
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CID002313	China
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CID002318	China
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CID002317	China
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CID002316	China
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	CID003427	Brazil
Tungsten	Cronimet Brasil Ltda	CID003468	Brazil
Tungsten	Philippine Chuangxin Industrial Co., Inc.	CID002827	Philippines
Tungsten	Kennametal Fallon	CID000966	United States
Tungsten	Kennametal Huntsville	CID000105	United States
Tungsten	Unecha Refractory Metals Plant	CID002724	Russian Fed
Tungsten	Artek LLC	CID003553	Russian Fed
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CID002319	China

Interlink Electronics Inc. Conflict Minerals Report 2021

Annex II

SMELTERS AND REFINERS SOURCING FROM COVERED COUNTRIES

(See Attached)

Interlink Electronics Inc. Conflict Minerals Report 2021

49 Smelters or Refiners (SORs) Reported In Interlinks Supply Chain Who Source Metals from Covered Countries but are Certified Conflict Minerals Free by Third Party Audit For the Year 2021

Metal	Official Smelter Name	RMI Smelter ID	Smelter Country	Country of Origin	Conflict-Free Certifications	Certified Smelter
Gold	Almalyk Mining and Metallurgical Complex	CID000041	Uzbekistan	DRC- Congo (Kinshasa)	LBMA, RMAP	YES
Gold	Asaka Riken Co., Ltd.	CID000090	Japan	Rwanda	RMAP	YES
Gold	CCR Refinery - Glencore Canada Corporation	CID000185	Canada	DRC- Congo (Kinshasa)	LBMA, RMAP	YES
Gold	Jiangxi Copper Co., Ltd.	CID000855	China	Rwanda	LBMA, RMAP	YES
Gold	Mitsubishi Materials Corporation	CID001188	Japan	Congo (Brazzaville)	LBMA, RMAP	YES
Gold	Nihon Material Co., Ltd.	CID001259	Japan	DRC- Congo (Kinshasa)	LBMA, RMAP	YES
Gold	Rand Refinery (Pty) Ltd.	CID001512	South Africa	DRC- Congo (Kinshasa)	LBMA, RMAP	YES
Gold	Samduck Precious Metals	CID001555	Korea, Rep of	Rwanda	RMAP	YES
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CID000211	China	DRC- Congo (Kinshasa)	RMAP	YES
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CID000291	China	Congo (Brazzaville)	RMAP	YES
Tantalum	F&X Electro-Materials Ltd.	CID000460	China	Burundi	RMAP	YES
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CID000616	China	DRC- Congo (Kinshasa)	RMAP	YES
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CID000914	China	South Sudan	RMAP	YES
Tantalum	Jiujiang Tanbre Co., Ltd.	CID000917	China	Burundi	RMAP	YES
Tantalum	AMG Brasil	CID001076	Brazil	DRC- Congo (Kinshasa)	RMAP	YES
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CID001277	China	South Sudan	RMAP	YES
Tantalum	Taki Chemical Co., Ltd.	CID001869	Japan	Congo (Brazzaville)	RMAP	YES
Tantalum	Ulba Metallurgical Plant JSC	CID001969	Kazakhstan	South Sudan	RMAP	YES
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CID002506	China	DRC- Congo (Kinshasa)	RMAP	YES
Tantalum	KEMET Blue Metals	CID002539	Mexico	Burundi	RMAP	YES
Tantalum	TANIOBIS Co., Ltd.	CID002544	Thailand	Congo (Brazzaville)	RMAP	YES
Tantalum	TANIOBIS GmbH	CID002545	Germany	Tanzania	RMAP	YES
Tantalum	H.C. Starck Hermsdorf GmbH	CID002547	Germany	Rwanda	RMAP	YES
Tantalum	H.C. Starck Inc.	CID002548	United States	Rwanda	RMAP	YES

Interlink Electronics Inc. Conflict Minerals Report 2021

Metal	Official Smelter Name	RMI Smelter ID	Smelter Country	Country of Origin	Conflict-Free Certifications	Certified Smelter
Tantalum	TANIOBIS Japan Co., Ltd.	CID002549	Japan	Rwanda	RMAP	YES
Tantalum	TANIOBIS Smelting GmbH & Co. KG	CID002550	Germany	Congo (Brazzaville)	RMAP	YES
Tantalum	Global Advanced Metals Boyertown	CID002557	United States	South Sudan	RMAP	YES
Tantalum	Global Advanced Metals Aizu	CID002558	Japan	Tanzania	RMAP	YES
Tin	EM Vinto	CID000438	Bolivia	DRC- Congo (Kinshasa)	RMAP	YES
Tin	Malaysia Smelting Corporation (MSC)	CID001105	Malaysia	DRC- Congo (Kinshasa)	RMAP	YES
Tin	Operaciones Metalurgicas S.A.	CID001337	Bolivia	DRC- Congo (Kinshasa)	RMAP	YES
Tin	PT Bukit Timah	CID001428	Indonesia	DRC- Congo (Kinshasa)	RMAP - Active	YES
Tin	PT Stanindo Inti Perkasa	CID001468	Indonesia	DRC- Congo (Kinshasa)	RMAP	YES
Tin	PT Timah Nusantara	CID001486	Indonesia	Rwanda	RMAP - Active	YES
Tin	PT Tinindo Inter Nusa	CID001490	Indonesia	DRC- Congo (Kinshasa)	RMAP	YES
Tin	Thaisarco	CID001898	Thailand	Angola	RMAP	YES
Tin	CV Venus Inti Perkasa	CID002455	Indonesia	Congo (Brazzaville)	RMAP - Active	YES
Tin	Magnu's Minerais Metais e Ligas Ltda.	CID002468	Brazil	DRC- Congo (Kinshasa)	RMAP	YES
Tin	Metallo Belgium N.V.	CID002773	Belgium	DRC- Congo (Kinshasa)	RMAP	YES
Tungsten	A.L.M.T. TUNGSTEN Corp.	CID000004	Japan	DRC- Congo (Kinshasa)	RMAP	YES
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CID000258	China	DRC- Congo (Kinshasa)	RMAP	YES
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CID000875	China	Rwanda	RMAP	YES
Tungsten	Xiamen Tungsten Co., Ltd.	CID002082	China	DRC- Congo (Kinshasa)	RMAP	YES
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CID002315	China	DRC- Congo (Kinshasa)	RMAP	YES
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CID002317	China	DRC- Congo (Kinshasa)	RMAP	YES
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CID002320	China	Rwanda	RMAP	YES
Tungsten	Asia Tungsten Products Vietnam Ltd.	CID002502	Viet Nam	South Sudan	RMAP	YES
Tungsten	H.C. Starck Tungsten GmbH	CID002541	Germany	Rwanda	RMAP	YES
Tungsten	Hydrometallurg, JSC	CID002649	Russian Fed	DRC- Congo (Kinshasa)	RMAP	YES

Interlink Electronics Inc. Conflict Minerals Report 2021

1 Smelter or Refiners (SORs) Reported In Interlinks Supply Chain Who Source Metals from Covered Countries but are Not Certified Conflict Minerals Free by Third Party Audit For the Year 2021

Metal	Official Smelter Name	RMI Smelter ID	Smelter Country	Country of Origin	Conflict-Free Certifications	Certified Smelter
Gold	Prioksky Plant of Non-Ferrous Metals	CID001386	Russian Fed	Rwanda		NO

Interlink Electronics Inc. Conflict Minerals Report 2021

Annex III

COUNTRIES FROM WHICH SUBJECT MINERALS SOURCED

(See Attached)

Interlink Electronics Inc. Conflict Minerals Report 2021

Interlink believes that the Subject Minerals contained in its products originate from the 90 countries listed below, as well as from recycled and scrap sources.

Angola	Guyana	Peru
Argentina	Hong Kong	Philippines
Armenia	Hungary	Poland
Australia	India	Portugal
Austria	Indonesia	Recycle/Scrap
Belarus	Ireland	Russian Fed
Belgium	Israel	Rwanda
Bermuda	Italy	Saudi Arabia
Bolivia	Japan	Sierra Leone
Brazil	Jersey	Singapore
Burundi	Kazakhstan	Slovakia
Cambodia	Kenya	South Africa
Canada	Korea, Rep of	South Sudan
Central African Republic	Kyrgyzstan	Spain
Chile	Laos	Suriname
China	Luxembourg	Sweden
Colombia	Madagascar	Switzerland
Congo (Brazzaville)	Malaysia	Taiwan
Czech Republic	Mali	Tajikistan
Djibouti	Mexico	Tanzania
DRC- Congo (Kinshasa)	Mongolia	Thailand
Ecuador	Morocco	Turkey
Egypt	Mozambique	Uganda
Estonia	Myanmar	UAE
Ethiopia	Namibia	United Kingdom
Finland	Netherlands	United States
France	New Zealand	Uzbekistan
Germany	Niger	Viet Nam
Ghana	Nigeria	Zambia
Guinea	Papua New Guinea	Zimbabwe

Interlink Electronics Inc. Conflict Minerals Report 2021